Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2

TO

LOAN AND SERVICING AGREEMENT

This AMENDMENT NO. 2 TO LOAN AND SERVICING AGREEMENT (this “Amendment”) dated as of March 23, 2018 is by and among Tampa Electric Company, in its capacity as “Servicer” under the Loan Agreement (as defined below); TEC Receivables Corp., in its capacity as “Borrower”, The Bank of Tokyo-Mitsubishi UFJ, Ltd., in its capacities as “Program Agent”, a “Managing Agent” and a “Committed Lender”, and Royal Bank of Canada, in its capacities as a “Managing Agent” and a “Committed Lender.” Capitalized terms used herein but not specifically defined herein shall have the meanings given to such terms in the Loan Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1)    The Servicer, the Borrower, the Committed Lenders, the Managing Agents, the Program Agent and certain Conduit Lenders are parties to that certain Loan and Servicing Agreement dated as of March 24, 2015, as amended by Amendment No. 1 to Loan and Servicing Agreement dated as of August 10, 2016 (the “Loan Agreement”).

(2)    The parties hereto wish to amend the Loan Agreement, in accordance with Section 10.01(b) thereof, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.    Amendments to the Loan Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Loan Agreement is hereby amended as follows:

A.	The definition of “Scheduled Termination Date” in Section 1.01 is hereby amended to replace the date “March 23, 2018” appearing in two places therein with the date “March 22, 2021” in both places.

B.	Each reference to “The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch” appearing in the Loan Agreement and in each other Facility Document (including any schedules, exhibits, and annexes thereto) is hereby replaced with “The Bank of Tokyo-Mitsubishi UFJ, Ltd.”.

C.	Section 2.08 is hereby amended to read in its entirety as follows:

“SECTION 2.08. Deemed Collections. If on any day the Originator is deemed to have received a Deemed Collection (as such term is defined in the Purchase Agreement) with respect to any Pool Receivable pursuant to Section 2.02(f) of the Purchase Agreement, then the Borrower shall be deemed to have received on such day an amount equal to such Deemed Collection; provided, that any such Deemed Collections may be applied as set forth in Section 2.02(f) of the

Purchase Agreement. If the Borrower is on any day deemed to have received Deemed Collections pursuant to this Section 2.08 from and after the Termination Date, on such day the Borrower shall pay an amount of funds equal to such Deemed Collections to the Servicer for allocation and application in accordance with Section 2.07.”

D.	Section 7.01(g)(iv) is hereby amended to replace the percentage “1.00%” appearing therein with the percentage “1.25%”.

E.	Exhibit F is hereby amended to delete the existing Exhibit F and to replace it in its entirety with the “Exhibit F” attached to this Amendment.

F.	Schedule II is hereby amended to delete the existing Schedule II and to replace it in its entirety with the “Schedule II” attached to this Amendment.

G.	Schedule IV is hereby amended to delete the existing Schedule IV and to replace it in its entirety with the “Schedule IV” attached to this Amendment.

H.	Schedule V is hereby amended to delete the existing Schedule V and to replace it in its entirety with the “Schedule V” attached to this Amendment.

SECTION 2.    Conditions of Effectiveness. This Amendment shall become effective as of the date hereof upon the receipt (i) by the Program Agent of (a) this Amendment duly executed by all of the parties hereto and (b) the Amended and Restated Fee Letter dated the date hereof (the “Fee Letter”) duly executed by all of the parties thereto, and (ii) by each Managing Agent of the Upfront Fee (as defined in the Fee Letter).

SECTION 3.    Representations and Warranties.

A.    Upon the effectiveness of this Amendment, each of the Borrower and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, unless such representations and warranties by their terms refer to an earlier date than the Effective Date, in which case they shall be correct on and as of such earlier date.

B.    Each of the Borrower and the Servicer hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, that no event shall have occurred and be continuing which constitutes an Event of Termination or an Incipient Event of Termination.

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SECTION 4.    Reference to and Effect on the Loan Agreement.

A.    On and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement and each reference to the Loan Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Loan Agreement as amended hereby.

B.    Each of the parties hereto hereby agrees that, except as specifically amended above, the Loan Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and general equitable principles.

C.    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Managing Agent or the Program Agent under the Loan Agreement or any of the other Facility Documents, nor constitute a waiver of any provision contained therein.

SECTION 5.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

SECTION 6.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

TAMPA ELECTRIC COMPANY,as Servicer

By:	/s/ Kim M. Caruso
Name:	Kim M. Caruso
Title:	Treasurer

By:	/s/ Gregory W. Blunden
Name:	Gregory W. Blunden
Title:	Senior Vice President – Finance and Accounting and Chief Financial Officer

TEC RECEIVABLES CORP., AS BORROWER

By:	/s/ Kim M. Caruso
Name:	Kim M. Caruso
Title:	Treasurer

By:	/s/ Sarah R. MacDonald
Name:	Sarah R. MacDonald
Title:	Director

Signature Page to Amendment No. 2

to

Loan and Servicing Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Program Agent, as a Managing Agent and as a Committed Lender

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

Signature Page to Amendment No. 2

to

Loan and Servicing Agreement

ROYAL BANK OF CANADA, as a Managing Agent and as a Committed Lender

By:	/s/ Robert S. Jones
Name:	Robert S. Jones
Title:	Authorized Signatory

By:	/s/ Veronica L. Gallagher
Name:	Veronica L. Gallagher
Title:	Authorized Signatory

Signature Page to Amendment No. 2

to

Loan and Servicing Agreement

EXHIBIT F

LIST OF DEPOSIT ACCOUNTS; DEPOSIT ACCOUNT BANKS;

ALTERNATE PAYMENT LOCATIONS; LOCK BOXES; LOCK BOX PROCESSORS

[intentionally omitted]

SCHEDULE II

NOTICE ADDRESSES

BTMU as Program Agent and a Managing Agent:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

1251 Avenue of the Americas, 10th Floor

New York, New York 10020

Attention: Securitization Group

Telephone No.: (212) 782-6957

Telecopier No.: (212) 782-6448

Email:    securitization_reporting@us.mufg.jp

               ewilliams@us.mufg.jp

               nmounier@us.mufg.jp

BTMU as a Committed Lender:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

Harborside Financial Center Plaza III

Jersey City, New Jersey 07311

Telecopier No.: 201-369-2149

Email:    securitization_reporting@us.mufg.jp

With a copy to:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

1251 Avenue of the Americas, 10th Floor

New York, New York 10020

Attention: Securitization Group

Telephone No.: (212) 782-6957

Telecopier No.: (212) 782-6448

Email:    securitization_reporting@us.mufg.jp

               ewilliams@us.mufg.jp

               nmounier@us.mufg.jp

VICTORY RECEIVABLES CORPORATION

c/o Global Securitization Services, LLC

68 South Service Road, Suite 120 Melville, NY 11747

Telephone:     (631) 930-7216

Facsimile:     (212) 302-8767

Attention:     David V. DeAngelis

Email:    ddeangelis@gssnyc.com

With a copy to:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

1251 Avenue of the Americas, 10th Floor

New York, New York 10020

Attention: Securitization Group

Telephone No.: (212) 782-6957

Telecopier No.: (212) 782-6448

Email:    securitization_reporting@us.mufg.jp

               ewilliams@us.mufg.jp

               nmounier@us.mufg.jp

Royal Bank of Canada as a Managing Agent:

ROYAL BANK OF CANADA

200 Vesey Street

New York, New York 10281-8098

Attention: Securitization Finance

Telephone: (212) 428-6537

Email:    conduit.management@rbccm.com

Royal Bank of Canada as a Committed Lender:

ROYAL BANK OF CANADA

Royal Bank Plaza, North Tower

200 Bay Street

2nd Floor

Toronto Ontario M5J2W7

Attn: Securitization Finance

Telephone:(416)-842-3842

Email:    conduit.management@rbccm.com

With a copy to:

ROYAL BANK OF CANADA

Two Little Falls Center

2751 Centerville Road

Suite 212

Wilmington, DE 19808

Telephone: (302) 892-5903

Email:    conduit.management@rbccm.com

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OLD LINE FUNDING, LLC

c/o Global Securitization Services, LLC

68 South Service Road, Suite 120

Melville, NY 11747

Attention:     Kevin BurnsTelephone:

(631) 587-4700

Email:    : RBCUS@gssnyc.com

With a copy to:

ROYAL BANK OF CANADA

Two Little Falls Center

2751 Centerville Road

Suite 212

Wilmington, DE 19808

Telephone: (302) 892-5903

Email:    conduit.management@rbccm.com

TEC RECEIVABLES CORP.

TECO Plaza

702 N. Franklin Street, 8th Floor

Tampa, FL 33602

Attention: Kim Caruso, Treasury Department

Telephone: (813) 228-1012

Facsimile No.: (813) 228-4262

TAMPA ELECTRIC COMPANY

TECO Plaza

702 N. Franklin Street

Tampa, FL 33602

Attention: Corporate Secretary

Telephone: (813) 228-1808

Facsimile No.: (813) 228-1328

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SCHEDULE IV

CONCENTRATION PERCENTAGES

	Unbilled Overconcentration Percentage	Customer Deposit Overconcentration Percentage	Taxes Overconcentration Percentage	Government Receivables Overconcentration Percentage

Level 1 Ratings Period	100%	100%	100%	7.5%

Level 2 Ratings Period	100%	50%	50%	5%

Level 3 Ratings Period	95%	0%	0%	5%

Level 4 Ratings Period	90%	0%	0%	0%

Level 5 Ratings Period	70%	0%	0%	0%

SCHEDULE V

LIST OF APPROVED SUB-SERVICERS

Bill2Pay, LLC

Official Payments Corporation (Online Resources, Inc.)

JP Morgan Chase